Commitments and Contingencies	12 Months Ended
Dec. 31, 2019
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies	Commitments and Contingencies

Litigation

The Company is not party to any litigation or other legal proceedings that the Company believes could reasonably be expected to have a material adverse effect on the Company's business, results of operations and financial condition.

Operating Leases

The Company has several non-cancelable operating leases, primarily for facilities, that expire over the next twelve years. These leases generally contain renewal options and require the Company to pay all executory costs such as maintenance and insurance.

The Company transitioned to ASC 842 'Leases' (ASC 842) with effect from January 1, 2019 under the cumulative effect adjustment approach (see note 28 - Impact of changes in accounting policies). Under this transition method, ASC 842 is applied from January 1, 2019 without restatement of comparative period amounts. Results for the year ended December 31, 2018 and December 31, 2017 are therefore presented under the previous leasing accounting principles, ASC 840 'Leases' (ASC 840).

Pursuant to ASC 840, the Company recognized $40.3 million and $44.0 million in rental expense, including rates, for the years ended December 31, 2018 and December 31, 2017 respectively. Future minimum rental commitments for operating leases with non-cancelable terms in excess of one year as of December 31, 2018 were as follows:

Minimum rental payments
(in thousands)
2019	32,634
2020	26,839
2021	21,306
2022	15,781
2023	10,829
Thereafter	19,194
Total	126,583

See note 22 - Operating leases for rental expense and future minimum rental commitments pursuant to ASC 842 for the year ended and as of December 31, 2019.